                                                                    EXHIBIT 10.9


                             NOTE PURCHASE AGREEMENT


         THIS AGREEMENT ("Agreement") is made this 7th day of June 1999, between GARY PLAYER DIRECT, INC. (the "Company") and ROY TASHI (the "Purchaser").

                                     RECITAL

         WHEREAS, the Company has authorized the issuance and sale of the Company's 10% Convertible Notes up to an aggregate principal amount of $75,000 having the terms set forth in Exhibit A attached hereto (the "Note"); and

         WHEREAS, the Purchaser desires to purchase, and the Company desires to issue, the Note on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, the Company and the Purchaser agree as follows:

         1.       PURCHASE AND SALE OF THE NOTE.

         1.1 Subject to the terms and conditions contained in this Agreement, at the Closing (as hereinafter defined) the Purchaser shall purchase from the Company and the Company shall sell to the Purchaser the Note for $75,000 (the "Loan Amount") which shall be payable via wire transfer to the Company's designated account in the amount of $50,000.00 (not later than the next business day after the date hereof).

         1.2 Grant of Security Interest and Subordination. Effective on the Closing Date, the Company shall grant to the Purchaser a security interest in all of the assets of the Company to secure the prompt repayment of the principal, interest and costs of collection of the Note. The security interest shall only be subordinate to one lien granted by the Company in connection with approximately $650,000.00 of indebtedness due and owing by the Company.

         1.3 Warrants to be Issued to Purchaser or His Designees. In connection with the purchase of the Note, the Company shall issued to the Purchaser, Common Stock Purchase Warrants having the terms set forth in Exhibit B attached hereto (the "Warrant") entitling the Purchaser to purchase 100,000 shares of the Company's Common Stock at an exercise price equal to $1.00. The Warrant shall have and exercise period of five (5) years from its issuance date.




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         1.4 Guarantee by Cervantes. The principal, interest and costs of collection of the Note shall be unconditionally guaranteed by Mr. A.J. Cervantes pursuant to a guarantee agreement to be executed on the Closing Date (the "Guarantee Agreement"). The Guarantee Agreement shall also secure any and all additional advances made by the Purchaser from and after the Closing Date.

         2.       CLOSING.

         2.1 Closing Date. The closing of the purchase and sale of the Notes (the "Closing") shall take place on June __, 1999 or such other day as agreed to by the parties (the "Closing Date").

         2.2 Items to be Delivered to Purchaser. The following shall be delivered by the Company to the Purchaser on the Closing Date:

                  (a)      the Note purchased by the Purchaser;

                  (b)      the Security Agreement;

                  (c)      the Guarantee Agreement executed by Mr. A.J.
                           Cervantes;

                  (d) a certificate of the secretary or an assistant secretary of the Company certifying (i) an attached complete and correct copy of its articles of incorporation, (ii) an attached complete and correct copy of its bylaws, and (iii) an attached complete and correct copy of resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement and the Note.

         2.3 Items to be Delivered to the Company. On the Closing Date, the Purchaser shall deliver to the Company the Loan Amount by wire transfer to the account designated by the Company.

         3.       REPRESENTATIONS AND WARRANTIES.

         3.1 Representations and Warranties of the Company. The Company represents and warrants that as of the date of this Agreement:

                  (a) Existence. The Company is a corporation duly organized and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations or business.

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                  (b) Authority. The execution and delivery by the Company of this Agreement and the Note (i) are within the Company's corporate powers; (ii) are duly authorized by the Company's board of directors;
         (iii) are not in contravention of the terms of the Company's certificate of incorporation or bylaws; (iv) are not in contravention of any law or laws; (v) except for the filing of a Form D Notice with the Securities and Exchange Commission and any exemption filing related thereto which may be required pursuant to applicable state securities or "blue sky" laws, do not require any governmental consent, registration or approval; (vi) do not contravene any contractual or governmental restriction binding upon the Company; and (vii) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of the Company's property may be bound or affected.

                  (c) Binding Effect. This Agreement and the Note have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (d) Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value $.0001 per share, 5,632,776 shares of which are issued and outstanding and 5,000,000 shares of authorized Preferred Stock, par value $0.001 per share, of which none are issued or outstanding. The shares of common stock issuable upon conversion of the Note (the "Conversion Shares") and the shares issuable upon exercise of the Warrant granted to Purchaser in connection with the Note (collectively the "Shares") have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Company shall at all times have authorized, reserved and set aside a sufficient number of Common Shares for the conversion of the Note and for payment of interest on the Note by issuing Interest Shares.

                  (e) Disclosure Documents. The Company has furnished the Purchaser with a Disclosure Schedule attached hereto and made a part hereof.

         Except as disclosed in the Disclosure Schedule, the Company has not incurred any material liability except in the ordinary course of its business consistent with past practice and there has not been any change in the business, financial condition or results of operations of the Company which has had a material adverse effect on the Company. The Financial Statements in the Disclosure Schedule are accurate, complete and have been prepared in accordance with the books and records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present (subject, in the case of

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         the unaudited statements, to normal, recurring audit adjustments that are not material) the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

                  (f) Litigation. Except as disclosed in the Disclosure Schedule, there is neither pending nor, to the Company's knowledge, threatened any action, suit, proceeding or claim, or any basis therefor, to which the Company is or may be named as a party or its property is or may be subject other than routine litigation in the ordinary course of business or which calls into question any of the transactions contemplated by this Agreement.

                  (g) Securities Matters. Subject to the accuracy of the representations of the Purchaser set forth in Section 3.2 hereof, the offer, sale and issuance of the Note and the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 as amended (the "Securities Act"). The Company has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Note and the Shares as contemplated by this Agreement. The Company will become subject to the reporting requirements of the Securities and Exchange Commission Act of 1934, as amended, within thirty (30) days of the date hereof.

         3.2 Representations and Warranties of the Purchaser. The Purchaser represents and warrants that as of the date of the execution of this Agreement:

                  (a) Authorization. This Agreement constitutes a valid and legally binding obligation of the Purchaser.

                  (b) Investment Representations. (i) The Purchaser has received and reviewed the Company's Disclosure Documents and the Purchaser or the Purchaser's designated representatives have concluded a satisfactory due diligence investigation of the Company and have had an opportunity to review the documents provided by the Company and to have all of their questions related thereto satisfactorily answered.

                           (ii) The Purchaser acknowledges that the Note and the
                  Shares are speculative and involve a high degree of risk and the Purchaser represents that it is able to sustain the loss of the entire amount of its investment.

                           (iii) The Purchaser (or its members and/or officers)
                  has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Note and the Shares.

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
                           (iv) The Purchaser has received from the Company, and
                  is relying on, no representations or projections (except as set forth in this Agreement or the Disclosure Documents) with respect to the Company's business and prospects.

                           (v) The Purchaser is an "accredited investor" within
                  the meaning of Regulation D under the Securities Act.

                           (vi) The Purchaser is acquiring the Note and the
                  Shares for investment purposes only without intent to distribute the same, and acknowledges that the Note and the Shares have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws.

                           (vii) The Purchaser acknowledges that it will not be
                  able to transfer the Note and the Shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

                           (viii) The certificates and/or instruments evidencing
                  the Note and the Shares will contain a legend to the foregoing effect.

         4. PURCHASER REGISTRATION OF SHARES. The Shares issuable upon conversion of the Note as well as the Shares issuable upon exercise of the Warrant shall receive piggyback registration rights. If and when the Company registers shares of its common stock, the Company covenants that the Purchaser shall be included in the Registration Statement as a selling shareholder with respect to the Shares.

         5.       MISCELLANEOUS.

         5.1 Confidentiality. (a) The Purchaser agrees to keep confidential any and all non-public information delivered or made available to the Purchaser by the Company except for disclosures, as necessary, made by the Purchaser to the Purchaser's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Purchaser of this confidentiality covenant and for whom the Purchaser shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Purchaser from disclosing such information (a) upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over the Purchaser, (c) which has been publicly disclosed or (d) to any of its members provided that any such members agree in writing (with a copy provided to the Company) to be bound by confidentiality provisions in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause
(a) and/or (b) of the preceding sentence, the Purchaser shall promptly notify the Company in writing of any applicable order, request or demand for such information, cooperate with the Company if and to the extent that the Company elects to seek an appropriate protective order or other relief from such order,

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
request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. The Purchaser shall not use for its own benefit, nor permit any other person to use for such person's benefit, any of the Company's non-public information including, without limitation, in connection with the purchase and/or sale of the Company's securities.

                  (b) The Company shall in no event disclose non-public information to the Purchaser, advisors to or representatives of the Purchaser unless prior to disclosure of such information the Company marks such information as "Non-Public Information - Confidential" and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Purchaser.

                  (c) Nothing herein shall require the Company to disclose non-public information to the Purchaser or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Purchasers who purchase stock in the Company in a public offering, to money managers or to securities analysts.

         5.2 Legends. To the extent applicable, each note, certificate or other document evidencing the Notes to be purchased and sold pursuant to this Agreement and any Shares issued shall be endorsed with the legends set forth below, and the Purchaser on behalf of itself and each holder of the Note covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the Note or Shares without complying with the restrictions on transfer described in the legends endorsed on such note or certificate:

                  (a)      The following legend under the Securities Act:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Note or the Shares, the legend required by such state authority.

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
         5.3 Costs and Expenses. The Company shall reimburse Purchaser for its reasonable legal fees and expenses in connection with the purchase of the Note. The Company shall be responsible for all of its fees and expenses in connection with this transaction.

         5.4 Assignability; Successors. The provisions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         5.5 Survival. All agreements, covenants, representations and warranties made by the Company or by the Purchaser herein shall survive the execution and delivery of this Agreement.

         5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW JERSEY WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         5.7 Counterparts: Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement.

         5.8 Entire Agreement, Amendments. This Agreement and the Exhibits contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all other representations and understandings, oral or written, with respect to the subject matter hereof. No amendment, modification, alteration, or waiver of the terms of this Agreement or consent required under the terms of this Agreement shall be effective unless made in a writing, which makes specific reference to this Agreement and which has been signed by the Company and the Purchaser. Any such amendment, modification, alteration, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.9 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile, with confirmation (if sent by facsimile on a non-business day, receipt shall be deemed to have occurred on the next succeeding business day). Communications or notices shall be delivered personally or by certified or registered mail, postage, or by facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

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         if to the Company:                 Gary Player Direct, Inc.
                                            2811 Airpark Drive
                                            Santa Maria, California  93455
                                            Att:     Secretary
                                            Tel:     (805) 346-1600
                                            Fax:     (805) 348-0104

         with copies to:                    Gallagher, Briody & Butler
                                            212 Carnegie Center, Suite 402
                                            Princeton, New Jersey 08540
                                            Att:     Thomas P. Gallagher
                                            Tel:     (609) 452-6000
                                            Fax:     (609) 452-0090

         if to the Purchaser:               Roy Tashi
                                            Level 50
                                            101 Collins Street
                                            Melbourne, Vic. 3000 Australia
                                            Tel: 011-61-3-9653-9455
                                            Fax: 011-61-3-9822-5564

         with copies to:                    Gallagher, Briody & Butler
                                            212 Carnegie Center, Suite 402
                                            Princeton, New Jersey  08540
                                            Att:     Thomas P. Gallagher
                                            Tel:     (609) 452-6000
                                            Fax:     (609) 452-0090

         5.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         5.11 Maximum Interest. It is expressly stipulated and agreed to be the intent of the Company and the Purchaser at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Purchaser to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of the Note results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and the Purchaser's

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
express intent that all excess cash amounts theretofore collected by Purchaser be credited on the principal balance of the Note (or if the Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Agreement immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Purchaser does not intend to collect any unearned interest in the event of acceleration.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                   GARY PLAYER DIRECT, INC.



                                   By: /s/ A.J. Cervantes
                                      -------------------------------------
                                      Alfonso J. Cervantes
                                      President and Chief Executive Officer


                                   /s/ Roy Tashi
                                   ----------------------------------------
                                       Roy Tashi


                                      -9-
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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED
STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


No. 1                                                              June 7, 1999

                            GARY PLAYER DIRECT, INC.
                              10% CONVERTIBLE NOTE


         FOR VALUE RECEIVED, Gary Player Direct, Inc., a Delaware corporation (the "Company") hereby promises to pay to the order of Roy Tashi having an address at Level 50, 101 Collins Street, Melbourne Vic. 3000 Australia (the "Holder"), or his registered assigns, the principal sum of Seventy Five Thousand Dollars ($75,000.00), and to pay interest from the date hereof on the principal sum at the rate of 10% per annum based on a 365-day year, such interest to accrue from the date hereof (the "Closing Date"). The principal and accrued interest shall be paid in full on or before the earlier of (i) thirty (30) days from the Closing Date, or (ii) the occurrence of an Event of Default as defined herein (the "Maturity Date") subject to extension as described in Section 7(b) below.

         This Note is an authorized issue of $75,000 aggregate amount of 10% Notes of the Company (collectively, the "Notes") issued pursuant to a Note Purchase Agreement dated as of June 7, 1999 between the Company and the Holder (the "Note Purchase Agreement"). The Holder of this Note is entitled to the benefits of the Note Purchase Agreement and to enforce the agreements of the Company contained therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note Purchase Agreement. All payments shall be paid in lawful money of the United States of America at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company.

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
         1. PREPAYMENT. The Company may prepay and redeem the Note, at the election of the Company, upon not less than 10 days' notice, at any time as a whole only and not in part, at a price equal to the outstanding principal of the Note together with accrued interest to the Maturity Date.

         2. CONVERSION RIGHTS. The Note and any and all interest payable thereon shall be convertible, at the option of the Holder, at any time (i) prior to the Maturity Date or (ii) within five (5) business days after receipt of written notice of redemption by the Company into shares of Common Stock of the Company at a price equal to $1.00 per share.

         3. REGISTRATION. The Company shall maintain at its principal office a register of the Note and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless the registered holder or his or its duly appointed attorney request such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by the Company. The registered holder of a Note shall be that person or entity in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes, and the Company shall not be affected by any notice to the contrary.

         4. TRANSFER AND EXCHANGE. Subject to compliance with the restrictions on transfer set forth in the Note Purchase Agreement, the registered holder of any Note or Notes may, prior to maturity, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than applicable transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Note or Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Subject to the restrictions on transfer set forth in the Note Purchase Agreement, each new Note shall be made payable to such person or entity, as the registered holder of such surrendered Note or Notes may designate. Notes issued upon any transfer or exchange shall be only in authorized denominations, which shall be $20,000.

         5. REPLACEMENT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor, in the amount of the unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

         6. DEFAULT. The Company shall be in default under this Note upon the occurrence of: (i) any of the events specified in Section 6(a); (ii) any of the events specified in Section 6(b) hereof and the failure to cure such default within ten (10) days after receipt of written notice thereof from the Holder; or
(iii) any of the events specified in Section 6(c) hereof (any of the foregoing being an "Event of Default"):

                  (a) Failure to make any principal or interest payment required under this Note on the due date of such payment;

                  (b) Any material default, breach or misrepresentation shall occur under the terms and provisions of the Note Purchase Agreement; or

                  (c) Insolvency of, business failure of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days.

         7.       LATE FEES.

                  (a) If the principal balance and accrued interest on this Note are not paid in full at the Maturity Date, then the Company shall immediately upon demand pay to Holder a late charge equal to ten percent (10%) of the entire amount of principal and/or accrued interest unpaid as of the Maturity Date. If the principal balance and accrued interest on this Note are not paid in full before 15 days from the Maturity Date, then the Company shall immediately upon demand pay to the Holder an additional late charge equal to ten percent (10%) of the entire amount of principal and/or accrued interest unpaid as of such date. Such late fees shall be paid regardless of whether this Note has been, or could be, declared in default and shall be in addition to all other remedies available to the Holder;

                  (b) Provided, however, the Maturity Date may be extended for an additional period of thirty (30) days at any time on or prior to the Maturity Date upon the payment by the Company of $12,500.00 via wire transfer of immediately available funds to an account designated by Holder.

         8. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of
Default:

                  (a) specified in clause (c) of Section 6, then the Note shall be automatically accelerated and immediately due and payable at the option of Holder, without notice or demand, and said amount shall accrue interest from the date of default at the rate of seventeen percent (17%) per annum;

                  (b) specified in clauses (a) or (b) of Section 6, then the Holder may declare the Note immediately accelerated, due and payable and said amount shall accrue interest from the date of default at the rate of seventeen percent (17%) per annum; and

                  (c) the Holder shall have all of the rights and remedies, at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity, by statute or otherwise.

         9. CHANGES; PARTIES. This Note can only be changed by an agreement in writing signed by the Company and the Holder. This Note shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

         10. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         11. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Holder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Holder's express intent that all excess cash amounts theretofore collected by Holder be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration.

         12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW JERSEY WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.

                                   GARY PLAYER DIRECT, INC.


                                   By: /s/ A.J. Cervantes
                                      --------------------------------------
                                       Alfonso J. Cervantes
                                       President and Chief Executive Officer

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ("WARRANTS") AND THE UNDERLYING WARRANT SHARES ("WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE WARRANTS MAY NOT BE EXERCISED OFFERED OR SOLD UNLESS, IN EACH CASE, THE WARRANTS AND WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AS EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED AND ENCUMBERED EXCEPT PURSUANT TO THE PROVISIONS CONTAINED HEREIN.

                        WARRANTS TO PURCHASE COMMON STOCK

         GARY PLAYER DIRECT, INC., a Delaware corporation (the "Company") hereby grants to ROY TASHI (the "Holder") One Hundred Thousand (100,000) transferable warrants (the "Warrants") for the purchase of common stock of the Company (the "Common Stock"), with each whole Warrant entitling the Holder to purchase one share of Common Stock (each a "Warrant Share" and collectively the "Warrant Shares") on the terms and subject to the conditions set forth herein.

         1. TERM. The Warrants may be exercised, in whole or in part, at any time and from time to time until 5:00 Pacific Time on the date five (5) years from the date of issuance (the "Exercise Period").

         2. EXERCISE PRICE. The exercise price of each whole Warrant shall be equal to $1.00.

         3. EXERCISE OF WARRANTS. The Warrants are exercisable on the terms provided herein at any time during the Exercise Period by the surrender of this certificate to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, accompanied by payment in full, in immediately available funds, of the amount of the aggregate Exercise Price of the Warrant Shares being purchased upon such exercise. The Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this certificate is surrendered together with the completed Notice of Exercise and payment in full as required above (the "Exercise Date"). The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter. It shall be a condition to the exercise of the Warrants that the Holder or any transferee hereof provide an opinion of counsel reasonably satisfactory to the Company that the Warrants and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or that an exemption from the registration requirements of the Securities Act is available.

         4. FRACTIONAL INTEREST. In lieu of issuing fractional shares of Common Stock upon exercise of the Warrants, the Company may pay the Holder a cash amount determined by multiplying the fraction of a share otherwise issuable by the Exercise Price as defined herein of one share of Common Stock.

         5. WARRANTS CONFER NO RIGHTS OF STOCKHOLDER. The Holder shall not have any rights as a stockholder of the Company with regard to the Warrant Shares prior to the Exercise Date for any actual purchase of Warrant Shares.

         6. INVESTMENT REPRESENTATION. Neither the Warrants nor the Warrant Shares issuable upon the exercise of the Warrants have been registered under the Securities Act or any state securities laws. The Holder acknowledges by signing this certificate that, as of the date of this Warrant and at the time of exercise that: (a) the Holder has acquired the Warrant or the Warrant Shares, as the case may be, for the Holder's own account; (b) the Holder has acquired the Warrants or the Warrant Shares, as the case may be, for investment and not with a view to distribution; and (c) either the Holder has a pre-existing personal or business relationship with the Company or its executive officers, or by reason of the Holder's business or financial experience the Holder has the capacity to protect the Holder's own interests in connection with the transaction. The Holder agrees, by acceptance of this certificate, that any Warrant Shares purchased upon exercise of the Warrants may have to be held indefinitely or until an exemption from registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company. The Holder, by acceptance of this certificate, consents to the placement of a restrictive legend (the "Legend") on the certificates representing any Warrant Shares that are purchased upon exercise of the Warrants during the applicable restricted period under Rule 144 or any other applicable restricted period under the Securities Act. The Legend shall be in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS IN THE WRITTEN LEGAL OPINION (APPROVED BY THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

         7. REGISTRATION RIGHTS. The Holder shall receive piggyback registration rights for any Warrant Shares issuable upon the exercise of the Warrants such that these shares shall be included in any registration statement being filed by the Company under the Securities Act of

1933, as amended; provided, however, in the event the Warrant Shares issuable upon the exercise of the Warrants are not registered under the Securities Act of 1933, as amended, within nine months from and after the issuance date of the Warrants, the Company shall file a Registration Statement under the Securities Act of 1933, as amended, registering the Warrant Shares such that such Shares shall be freely tradeable within not later than nine months from and after the issuance date of the Warrants. In the event that the Warrant Shares are not so registered within nine months, the Company shall agree to pay the holder thereof $4,000 for each 30-day period that the Warrant Shares are not so registered.

         8. RESERVATION OF SHARES. The Company agrees that, at all times during the Exercise Period, the Company will have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of the Warrants, a sufficient number of shares of its Common Stock to provide for the issuance of the Warrant Shares.

         9. ADJUSTMENT FOR CHANGES IN CAPITAL STOCK. If the Company at any time during the Exercise Period shall, by subdivision, combination or reclassification of securities, change any of the securities into which the Warrants are exercisable into the same or a different number of securities of any class or classes, the Warrants shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares if the Warrant Shares had been outstanding immediately prior to such subdivision, combination, or reclassification.

         10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF CERTIFICATE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate representing the Warrants or the Warrant Shares (referred to herein as the "original certificate"), and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the original certificate if mutilated, the Company will make and deliver a new certificate of like tenor in lieu of the original certificate.

         11. ASSIGNMENT. The Warrants may be transferred subject to the provisions of Section 6 of this Certificate.

         12. GENERAL. This certificate shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts between New Jersey residents entered into and to be performed entirely within the State of New Jersey. The headings herein are for purposes of convenience and reference only and shall not be used to construe or interpret the terms of this certificate. The terms of this certificate may be amended, waived, discharged or terminated only by a written instrument signed by both the Company and the Holder. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on June 10, 1999.



                                   GARY PLAYER DIRECT, INC.



Dated: June 10, 1999               By: /s/ A.J. Cervantes
      -----------------               ---------------------------------------
                                        A.J. Cervantes,
                                        President and Chief Executive Officer




Dated: June 10, 1999               By: /s/ Roy Tashi
      -----------------               ---------------------------------------
                                        Roy Tashi

                               NOTICE OF EXERCISE

To:      Gary Player Direct, Inc. (the "Company")


         1. The undersigned hereby elects to exercise a total of ___________ Warrants for the purchase of a like number of Warrant Shares, and tenders herewith payment of the Exercise Price for such shares in full.

         2. In exercising the Warrants, the undersigned hereby confirms and acknowledges that: (a) the Warrant Shares are being acquired solely for the account of the undersigned for investment and not with a view to or for sale in connection with any distribution; (b) the undersigned has a pre-existing personal or business relationship with the Company or its executive officers, or by reason of the undersigned's business or financial experience the undersigned has the capacity to protect the undersigned's own interests in connection with the exercise of the Warrants; and (c) the undersigned will not offer, sell or otherwise dispose of any of the Warrant Shares unless the Warrant Shares have been registered under the Securities Act or an exemption from such registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company.

         3. Please issue a certificate representing the Warrant Shares in the name of the Holder and deliver the certificate to the address set forth below.

         4. Please issue a new certificate representing the unexercised portion (if any) of the Warrants in the name of the Holder and deliver the certificate to the address set forth below.

Dated: _____________                        _________________________________
                                           (Name)

                                            _________________________________
                                           (Authorized Signature)


                                            Address for Delivery:

                                            _________________________________

                                            _________________________________

                                            _________________________________

                                            _________________________________